Filed pursuant to Rule 497(a)(1) File No. 333-180084 Rule 482 ad

PennantPark Floating Rate Capital Ltd. Prices Public Offering

New York, NY — July 16, 2013 — PennantPark Floating Rate Capital Ltd. (the “Company”) (Nasdaq: PFLT) announced that it has entered into an agreement to sell 4,400,000 shares of common stock at a public offering price of $14.20 per share, raising approximately $62,480,000 in gross proceeds. Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC and Keefe, Bruyette & Woods, Inc. are acting as joint bookrunning underwriters. Janney Montgomery Scott LLC and JMP Securities LLC are acting as lead managers. Ladenburg Thalmann & Co. Inc. and Maxim Group LLC are acting as co-managers.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on July 19, 2013. The Company also has granted the underwriters an option to purchase up to an additional 660,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds to reduce outstanding obligations under its credit facility, to invest in new or existing portfolio companies or for general corporate or strategic purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement dated July 16, 2013 and the accompanying prospectus dated July 5, 2013, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the joint bookrunners at the following addresses: Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone: (866) 718-1649 or by emailing  prospectus@morganstanley.com; J.P. Morgan Securities LLC,. c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling toll-free (866) 803-9204; or Keefe, Bruyette & Woods, Inc., Attention: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by calling toll-free (800) 966-1559.

ABOUT PENNANTPARK FLOATING RATE CAPITAL LTD.

The Company is a business development company which primarily invests in U.S. middle-market private companies in the form of floating rate senior secured loans. From time to time, the Company may also invest in mezzanine debt and equity investments. The Company is managed by PennantPark Investment Advisers, LLC.

FORWARD-LOOKING STATEMENTS

This press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

CONTACT:
Aviv Efrat
PennantPark Floating Rate Capital Ltd.
(212) 905-1000